UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

HOWMET AEROSPACE INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Isabella Street, Suite 200, Pittsburgh, Pennsylvania 15212-5872
(Address of principal executive offices)      (Zip code)

Office of Investor Relations (412) 553-1950
Office of the Secretary (412) 553-1940
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.    Other Events

Segment Reorganization

Howmet Aerospace Inc. (the “Company” or "Howmet Aerospace") is filing this Current Report on Form 8-K to recast historical segment information as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (“SEC”) on February 12, 2026 (“Original Report”).

As previously disclosed and as reflected in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, in the first quarter of 2026, the Company’s Chief Operating Decision Maker reorganized Howmet’s segments by moving a titanium alloy location from Engine Products to Engineered Structures as it better aligns with the operations of the Engineered Structures segment. The recasting had no impact on the Company’s consolidated results, financial position or cash flows. The titanium alloy location is one of the Company’s facilities at Whitehall, Michigan.

Exhibit 99.1 to this Form 8-K provides recast segment information within the following items of the Company's Original Report to reflect the movement of the titanium alloy location from Engine Products to Engineered Structures:
•Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - solely to reflect an explanation of the change under the heading "Segment Information" and changes in the numbers appearing in the tables and narrative under the headings “Segment Information—Engine Products” and “Segment Information—Engineered Structures”; and
•Part II Item 8. Financial Statements and Supplementary Data - solely to reflect changes in “Note C. Segment and Geographic Area Information” in the “Notes to the Consolidated Financial Statements.”

The items above included in Exhibit 99.1 of this Form 8-K update the same items presented in the Original Report solely to reflect the movement of the titanium alloy location from Engine Products to Engineered Structures and the related impacts to segment disclosures as a result of the recast described above and do not represent a restatement of previously issued financial statements. There are no changes to other disclosures presented in the Original Report, including the Company’s previously reported statement of consolidated operations, statement of consolidated comprehensive income, consolidated balance sheet, statement of consolidated cash flows or statement of changes in consolidated equity.

Except as described below under "JPY Term Loan Facility Prepayment and Cross-Currency Swap," this Current Report on Form 8-K does not reflect changes or events occurring subsequent to the original filing of the Original Report and does not modify or update the disclosures in any way, other than as required to retrospectively recast the movement of the titanium alloy location from Engine Products to Engineered Structures. Therefore, this Form 8-K should be read in conjunction with the Company's Original Report as filed, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and other current reports on Form 8-K.

The Company is also concurrently filing with the SEC a new shelf registration statement on Form S-3 with respect to the registration of potential offers and sales of its senior debt securities. This new shelf registration statement follows the expiration of the Company’s prior shelf registration statement. This Current Report on Form 8-K is being incorporated by reference into such new shelf registration statement. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any senior debt securities of the Company or any other security.

JPY Term Loan Facility Prepayment and Cross-Currency Swap

On May 22, 2026, the Company completed the early prepayment of the remaining outstanding principal amount under its JPY Term Loan Facility of ¥29,702 million (approximately $187 million) with cash on hand. The Company also entered into a cross-currency swap to synthetically convert the outstanding $300 million aggregate principal amount of its 6.750% Notes due 2028 (the “Notes”) into a Japanese Yen liability of approximately ¥47,760 million. The fixed interest rate on the Japanese Yen liability is approximately 3.88% per annum. Amounts payable to holders of the Notes remain unchanged. As a result of these actions, the Company expects to achieve a reduction in annual interest expense of approximately $12 million.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “envisions,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Howmet Aerospace’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, expectations relating to the expected reduction in annual interest expense. These statements reflect beliefs and assumptions that are based on Howmet Aerospace’s perception of historical trends, current conditions and expected future developments, as well as other factors Howmet Aerospace believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally, or unfavorable changes in the markets served by Howmet Aerospace, including due to escalating tariff and other trade policies and energy costs, and the resulting impacts on Howmet Aerospace’s supply and distribution chains, as well as on market volatility and global trade generally; (b) the impact of potential cyber attacks and information technology or data security breaches; (c) the loss of significant customers or adverse changes in customers’ business or financial conditions; (d) manufacturing difficulties or other issues that impact product performance, quality or safety; (e) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (f) failure to attract and retain a qualified workforce and key personnel, labor disputes or other employee relations issues; (g) the inability to achieve anticipated or targeted financial performance, operations or competitiveness, or realization of expected benefits from acquisitions, including the effective integration of acquired businesses; (h) inability to meet increased demand, production targets or commitments; (i) competition from new product offerings, disruptive technologies or other developments; (j) geopolitical, economic, and regulatory risks relating to Howmet Aerospace’s global operations, including geopolitical and diplomatic tensions, instabilities, conflicts and wars, as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (l) failure to comply with government contracting regulations; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in Howmet Aerospace’s Form 10-K for the year ended December 31, 2025 and other reports filed with the SEC. The statements in this report are made as of the day of the filing of this report. Howmet Aerospace disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits
23.1    Consent of PricewaterhouseCoopers LLP.
99.1    Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, updated to reflect the recast segment presentation of Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data.
104    The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: May 28, 2026	By:	/s/ Barbara L. Shultz
	Name:	Barbara L. Shultz
	Title:	Vice President and Controller